Note 2 - Assets Held For Sale - Assets and Liabilities Held For Sale (Details) - Disposal Group, Held-for-sale, Not Discontinued Operations [Member] - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Property, Plant and Equipment (net)	$ 1,568
Current Assets Held For Sale	1,568
Capital Lease Obligations Current Portion	61
Current Liabilities Held For Sale	61
Capital Lease Obligations	305
Noncurrent Liabilities Held For Sale	$ 305